                                                                   EXHIBIT 10.42


                          REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of July 16, 1998 by and among RIBOGENE, INC., a Delaware corporation (the "Company"), and ROBERTS PHARMACEUTICAL CORPORATION, a New Jersey corporation ("Roberts").

                                    RECITALS

          WHEREAS, Roberts is a party to that certain Series A Preferred Stock Purchase Agreement, dated July 6, 1998, by and among the Company and Roberts (the "Purchase Agreement"), pursuant to which certain of the Company's and Roberts's obligations are conditioned upon the execution and delivery by Roberts and the Company of this Agreement.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

               1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

          "Conversion Shares" means all of the shares of Common Stock of the Company resulting from conversion of the Shares and any shares of Common Stock issued in respect of the Shares upon any stock split, stock dividend, recapitalization or similar event.

          "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, as defined below, and the declaration or ordering of effectiveness of such registration statement or document.

          "Registration Expenses" means all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for Roberts for a due diligence examination of the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Securities Act" means the Securities Act of 1933, as amended.

          "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of the Conversion Shares.

          "SEC" or "Commission" means the Securities and Exchange Commission.



                                       1.
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          "Shares" means all of the Company's Series A Preferred Stock issued pursuant to the Purchase Agreement.

          2. Restrictions on Transfer; Registration.

               2.1 Restrictions on Transfer.

                    (a) Roberts agrees not to make any disposition of all or any portion of the Shares or Conversion Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.1, provided and to the extent such Section is then applicable and:

                         (i) There is then in effect a registration statement
under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                         (ii) (A) Roberts shall have notified the Company of the
proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, Roberts shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

                    (b) Each certificate representing Shares or Conversion Shares shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR ASSIGNED UNLESS (A) PURSUANT TO SEC RULE 144 OR (B) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR (C) RIBOGENE, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO RIBOGENE, INC., STATING THAT SUCH SALE, OFFER FOR SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

                    (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                    (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed



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upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

               2.2 Requested Registration.

                    (a) REQUEST FOR REGISTRATION. On or after the date one year from the date hereof (the "First Anniversary") and subject to and in compliance with the provisions of this Section 2.2 and Section 4, Roberts may request registration of up to twenty percent (20%) of the Conversion Shares in any twelve (12) month period. In case the Company shall receive from Roberts a written request that the Company effect any registration with respect to a permissible portion of the Conversion Shares, the Company will use its commercially reasonable best efforts to effect such registration (including, without limitation, preparation of a registration statement and prospectus complying as to form with the requirements of the Securities Act, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of such Conversion Shares as is specified in such request; provided, that the Company shall not be obligated to take any action to effect such registration pursuant to this
Section 2.2:

                         (1) If the Company has already registered 20% of the
Conversion Shares, in the aggregate, under this Section and Section 2.4 hereof within 12 months prior to the Roberts request; or

                         (2) If the Company has effected six (6) registrations
pursuant to this Section 2.2, and such registrations have been declared or ordered effective; or

                         (3) If the Company qualifies at that time to register
the securities requested to be registered pursuant to a registration described in Section 2.4 hereof; or

                         (4) If the underwriter of a firm commitment
underwritten public offering so requests, for a period of ninety (90) days following the effective date of any registration statement covering such offering.

Subject to the foregoing clauses (1) through (4), the Company shall file a registration statement covering the Conversion Shares so requested to be registered as soon as practical, but in any event within 60 days after receipt of the request or requests of Roberts; provided, however, that if within 30 days after receipt of such request or requests the Company shall furnish to Roberts a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company for the reasons stated in such certificate for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall be entitled to delay the filing of such registration statement not more than once in any twelve month period for a period of up to 120 days after receipt of such request or requests.

                    (b) UNDERWRITING. If Roberts intends to distribute the Conversion Shares covered by its request by means of an underwriting, it shall so advise the Company as a



                                       3.
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part of its request made pursuant to Section 2.2. The Company shall enter into an underwriting agreement in customary form and consistent with the terms hereof with the underwriter or underwriters selected for such underwriting by the Company, provided, however, that the managing underwriter shall be approved by Roberts, which approval shall not be unreasonably withheld. Notwithstanding any other provision of this Section 2.2, if the underwriter advises Roberts in writing that marketing factors require a limitation of the number of Conversion Shares to be underwritten, the Company shall so advise Roberts, and the number of shares that may be included in the underwriting may be reduced. Any Conversion Shares which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

               2.3 Company Registration.

                    (a) RIGHT TO INCLUDE. Subject to and in compliance with the provisions of this Section 2.3 and Section 4, if at any time or from time to time following the First Anniversary, the Company proposes to register any of its securities, for its own account or the account of any of its stockholders other than Roberts (other than a registration relating solely to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act), the Company will:

                         (i) promptly give to Roberts written notice thereof;
and

                         (ii) include in such registration (and any related
qualification under blue sky laws or other compliance with applicable laws), and in any underwriting involved therein, all the Conversion Shares specified in a written request or requests by Roberts, made within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be required to register more than 20% of the Conversion Shares in any consecutive twelve (12) month period.

                    (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Roberts as a part of the written notice given pursuant to subsection 2.3(a)(i). In such event the right of Roberts to registration pursuant to Section 2.3 shall be conditioned upon Roberts's participation in such underwriting and the inclusion of Roberts's Conversion Shares in the underwriting to the extent provided herein. Roberts shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form and consistent with the terms hereof with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Conversion Shares to be included in the registration and underwriting. In the event of a cutback by the underwriters of the number of shares to be included in the registration and underwriting, the Company shall so advise Roberts, and the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second to Roberts (subject to Section 4 herein); and third, to any stockholder of the Company (other than Roberts) on a pro rata basis. If Roberts disapproves of the terms of any such underwriting, it may elect to withdraw therefrom



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by written notice to the Company and the underwriter. Any Conversion Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               2.4 FORM S-3. After the Company has qualified for the use of Form S-3, Roberts shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Conversion Shares to be disposed of and the intended method of disposition of Conversion Shares), subject to the provisions of Section 4 and the following:

                    (a) The Company shall not be required to effect a registration pursuant to this Section 2.4 within 120 days of the effective date of any registration referred to in Section 2.2 or 2.3 above.

                    (b) The Company shall not be required to register greater than 20% of the Conversion Shares in any consecutive 12 month period.

                    (c) The Company shall not be required to effect a registration pursuant to this Section 2.4 if Form S-3 (or any successor or similar form) is not available for such offering by Roberts.

                    (d) The Company shall not be required to effect more than two (2) registrations on Form S-3 for Roberts pursuant to this Section 2.4 within any consecutive twelve (12) month period.

The Company will use its best efforts to effect promptly the registration of Conversion Shares on Form S-3 to the extent requested by Roberts for purposes of disposition; provided, however, that if within 30 days after receipt of such request or requests the Company shall furnish to Roberts a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company for the reasons stated in such certificate for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall be entitled to delay the filing of such registration statement not more than once in any twelve-month period for a period of up to 120 days after receipt of such request or requests. Any registration pursuant to this Section 2.4 shall not be counted as a registration pursuant to Section 2.2.

               2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2. or 2.4, the request of which has been subsequently withdrawn by Roberts unless (a) the withdrawal is based upon material adverse information concerning the Company of which Roberts was not aware at the time of such request or (b) Roberts agrees to forfeit its right to one requested registration pursuant to Section 2.2. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to



                                       5.
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clause (a) above, then Roberts shall not forfeit its rights pursuant to Section
2.2 to a demand registration.

               2.6 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep Roberts advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                    (a) Keep such registration, qualification or compliance pursuant to Sections 2.2, 2.3 or 2.4 effective for a period of 120 days or until Roberts has completed the distribution described in the registration statement relating thereto, whichever first occurs;

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                    (c) Furnish to Roberts such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of the Conversion Shares;

                    (d) Notify Roberts at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, in any such case, prepare and furnish to Roberts a reasonable number of copies of a supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to purchasers of such Conversion Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                    (e) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such United States jurisdictions as shall be reasonably requested by Roberts; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (f) Cause all such Conversion Shares registered under this
Section 2 to be listed on each securities exchange on which similar securities issued by the Company are then listed;



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                    (g) Provide a transfer agent and registrar for all
Conversion Shares and a CUSIP number for all such Conversion Shares, in each case not later than the effective date of such registration; and

                    (h) Furnish, at the request of Roberts, on the date that such Conversion Shares are delivered to the underwriters for sale in connection with such registration, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective,
(i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Roberts, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Roberts.

               2.7 INDEMNIFICATION.

                    (a) The Company will indemnify and hold harmless Roberts and its officers and directors, with respect to which such registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter of the Conversion Shares, against all claims, losses, expenses (including, without limitation, reasonable legal fees and expenses), damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company relating to action or inaction required of the Company in connection with any role or regulation promulgated under the Securities Act or any state securities law applicable to the Company and will reimburse Roberts and its officers and directors, and each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by Roberts or underwriter specifically for use therein, and provided further that the agreement of the Company to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented).



                                       7.
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                    (b) Roberts will indemnify and hold harmless the Company and its officers and directors, each underwriter, if any of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such stockholder included in such Registration Statement and each of its respective officers, directors and partners and each person controlling each such other stockholder, against all claims, losses, expenses (including, without limitation, reasonable legal fees and expenses), damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other stockholders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by Roberts specifically for use therein, and provided further that the agreement of Roberts to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented). Notwithstanding the foregoing, in no event shall the indemnification provided by Roberts hereunder exceed the net proceeds received by Roberts for the sale of Conversion Shares pursuant to such registration.

                    (c) Each party entitled to indemnification under this
Section 2.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. The Indemnified Party shall promptly permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably be withheld). The Indemnified Party may participate in such defense and hire counsel at such party's own expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such In Indemnified Party of a release from all liability in respect to such claim or litigation. Any



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

Indemnified Party shall cooperate with the Indemnifying Party in the defense of any claim or litigation brought against such Indemnified Party.

               2.8 LOCK-UP PROVISION. Upon receipt of a written request by the Company or by its underwriters, Roberts shall enter into an agreement with the Company to not sell, sell short, grant an option to buy, or otherwise dispose of shares of the Company's Common Stock or other securities of the Company (except for any such shares included in the registration) for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act; provided, that all executive officers and directors of the Company enter into similar agreements. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 180-day period.

               2.9 RULE 144 REPORTING. With a view of making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Conversion Shares to the public without registration, the Company agrees to:

                    (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act;

                    (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                    (c) So long as Roberts owns any Conversion Shares, furnish to Roberts forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as Roberts may reasonably request in availing itself of any rule or regulation of the Commission allowing Roberts to sell any Conversion Shares without registration.

               2.10 INFORMATION BY ROBERTS. Roberts shall promptly furnish to the Company such information regarding Roberts and the distribution proposed by Roberts as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

               2.11 TERMINATION. The rights of Roberts under Section 2 of this Agreement shall terminate on the earlier to occur of (a) the fifth anniversary of the date hereof, or (b) the date on which Roberts can sell all of its Shares or Conversion Shares, without registration pursuant to Rule 144 within a three month period.

          3. ASSIGNMENT OF RIGHTS.

          The rights granted pursuant to this Agreement may be assigned to a transferee or assignee of Securities which acquires at least 100,000 Shares (as adjusted for stock splits, stock dividends and combinations; provided, however, that such rights may not be assigned to a transferee which the Company reasonably believes is a competitor or intends to become a competitor of the Company (but in no event shall any bank, insurance company or other institutional investor be or be deemed to be a competitor of the Company for purposes hereof) and provided further that the



                                       9.

Company is given prompt notice of such transfer and any such transferee shall agree to become subject to the obligations of Roberts under this Agreement. Each such transferee, provided that it complies with the conditions set forth herein, shall be entitled to all the rights of Roberts under this Agreement.

          4. REGISTRATION RIGHTS OF PRIOR SHAREHOLDERS.

               Roberts acknowledges that it has received the agreements listed in Exhibit A between the Company and certain shareholders regarding the grant of registration rights ("Prior Rights") to such shareholders. Roberts further acknowledges that the rights granted to it under this Agreement are subject to the Prior Rights, including, without limitation:

                    (a) That Roberts' rights under Section 2.3 do not apply in connection with a registration pursuant to that certain Investor Rights Agreement by and among the Company, Paramount Capital, Inc. and the security holders identified therein, dated June 23, 1997, as amended;

                    (b) That Roberts' rights under Section 2.3 may be restricted by limitations imposed on the number of Conversion Shares registered in connection with a registration pursuant to that certain Tenth Amended and Restated Rights Agreement by and among the Company and the security holders identified therein, dated February 25, 1997 (the "Tenth Amended and Restated Rights Agreement"); and

                    (c) That pursuant to the Tenth Amended and Restated Rights Agreement, certain parties thereto have the right to elect the registration rights offered to Roberts hereunder.

          5. MISCELLANEOUS.

               5.1 AMENDMENT OR WAIVER. Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Roberts; provided, however, that this Agreement may be amended with only the written consent of the Company to include additional parties as provided in Section 4(c) above.

               5.2 GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents, thereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of California without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

               5.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject hereof and it supersedes, merges, and renders void any and all prior understandings and/or agreements, written or oral, with respect to such subject matter.



                                      10.

               5.4 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with the notice deemed given as indicated: (i) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; (iii) by telecopy or facsimile transmission upon acknowledgment of receipt of electronic transmission; (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth above or such other address as either party may specify in writing.

If to the Company, to:

                                    RiboGene, Inc.
                                    26118 Research Road
                                    Hayward, CA  94545
                                    Attention:  President and Chief Executive
                                    Officer

                                    with a copy to:

                                    Cooley Godward LLP
                                    5 Palo Alto Square, 4th Floor
                                    3000 El Camino Real
                                    Palo Alto, CA 94306-2155
                                    Facsimile: (650) 857-0663
                                    Attention:  Robert J. Brigham, Esq.

if to Roberts, to:

                                    Roberts Pharmaceutical Corporation
                                    Meridian Center II
                                    4 Industrial Way West
                                    Eatontown, New Jersey 07724
                                    Fax: (732) 389-1014
                                    Attention: A. A. Rascio, VP and General
                                    Counsel

               Notwithstanding the foregoing, all notices and other communications to an address outside of the United States shall be sent by telecopy and confirmed in writing to be sent by first class mail.

               5.5 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.



                                      11.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                            RIBOGENE, INC.




                                            By:_________________________________

                                            Title: Chairman, President and Chief
                                                   Executive Officer



                                            ROBERTS PHARMACEUTICAL CORPORATION



                                            By:_________________________________

                                            Title:______________________________










                (Signature Page of Registration Rights Agreement)



                                      12.

                                    EXHIBIT A

                      PRIOR REGISTRATION RIGHTS AGREEMENTS



Investor Rights Agreement dated February 25, 1997, as amended

Tenth Amended and Restated Rights Agreement dated February 20, 1998

Abbott Registration Rights Agreement dated June 2, 1998



                                      13.